UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VEEA INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED NOVEMBER 10, 2025

VEEA INC.

164 E. 83rd Street

New York, NY 10028

Telephone: (212) 535-6050

                , 2025

Dear Fellow Stockholders:

On behalf of the board of directors (“Board of Directors”) of Veea Inc., I cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Veea Inc., which will be held virtually via the internet, commencing at 10:00 AM Eastern Time on December 30, 2025. In order to attend the meeting, you must log on to www.[          ] and enter the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1.	To elect two (2) Class I directors each to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal (“Proposal 1”);

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share, if deemed necessary by our Board of Directors (“Board of Directors”), by a ratio of to be determined by the Company’s Board of Directors ranging from not less than one-for-two (1:2) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion and without further stockholder approval (“Proposal 2”);

3.	To approve an amendment to Sections 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2024 Plan from 5,546,521shares of common stock to 9,546,421 shares of common stock (“Proposal 3”);

4.	To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 4”);

5.	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 5”);

6.	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation (“Proposal 6”); and

7.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

To all stockholders of record at the close of business on November 3, 2025, attached to this letter are a Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Name:	Allen Salmasi
Title:	Chairman and Chief Executive Officer

VEEA INC.

164 E. 83rd Street

New York, NY 10028

Telephone: (212) 535-6050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Location

TO BE HELD ON DECEMBER 30, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Veea Inc., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on December 30, 2025, at 10:00 AM Eastern Time. The Annual Meeting will be held as a virtual meeting, for the following purposes:

1.	To elect two (2) Class I directors each to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal (“Proposal 1”);

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share, if deemed necessary by our board of directors (“Board of Directors”) by a ratio of to be determined by the Company’s Board of Directors ranging from not less than one-for-two (1:2) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion and without further stockholder approval (“Proposal 2”);

3.	To approve amendment to Sections 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock (“Proposal 3”);

4.	To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 4”);

5.	To approve, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 5”);

6.	To approve, on an advisory basis, of the frequency of future advisory votes on executive compensation (“Proposal 6”); and

7.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Annual Meeting are described in the accompanying Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on November 3, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on December 30, 2025, at 10:00 AM Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the Annual Meeting via the Internet by visiting www.[          ] and entering the 16-digit control number included on your proxy card. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Annual Meeting on the meeting website. Stockholders of record will not be able to ask questions online during the Annual Meeting. If you would like to submit a question prior to the Annual Meeting, please visit www.ProxyVote.com with your 16-digit control number and use the Questions for Management feature on the site.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on December 30, 2025: The accompanying Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), are available at ProxyVote.com.

We will mail to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying Proxy Statement and our 2024 Annual Report via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2024 Annual Report will be sent to you along with the accompanying Proxy Statement.

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about                     , 2025.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

By Order of the Board of Directors,

Name:	Allen Salmasi
Title:	Chairman and Chief Executive Officer

New York, New York

                   , 2025

i

VEEA INC.

164 E. 83rd Street

New York, NY 10028

Telephone: (212) 535-6050

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2025

This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “ 2024 Annual Report”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Veea Inc. (the “Company,” “Corporation,” “VEEA,” “we,” “us,” or “our”), in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about          , 2025.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about            , 2025, we will mail to our stockholders of record at the close of business on November 3, 2025 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at ProxyVote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on November 3, 2025, the Record Date, you were a holder of record of shares of common stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect two (2) Class I directors each to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. This proposal is referred to as the “Director Election Proposal.”

●	Proposal No. 2: To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, if deemed necessary by our Board of Directors, by a ratio of to be determined by the Company’s Board of Directors ranging from not less than one-for-two (1:2 ) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion and without further stockholder approval. This proposal is referred to as the “Reverse Stock Split Proposal.”

●	Proposal No. 3: To approve amendments to Sections 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock. This proposal is referred to as the “2024 Plan Amendments Proposal.”

●	Proposal No. 4: To ratify the appointment of PKF O’Connor Davies, LLP (“PKF”) as our independent registered public accounting firm for the year ending December 31, 2024. This proposal is referred to as the “Auditor Ratification Proposal.”

●

Proposal No. 5: To approve, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement. This proposal is referred to as the “Say-on-Pay Proposal.”

●	Proposal No. 6: To approve, on an advisory basis, of the frequency of future advisory votes on executive compensation. This proposal is referred to as the “Say-on-Frequency Proposal.”

●	Proposal No. 7: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. This proposal is referred to as the “Adjournment Proposal.”

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 50,100,819 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1, 2 and 3 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 4 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:

●	by Phone — call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

●	by Internet — Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail — You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on December 29, 2025.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/[__]. You are entitled to participate in the Annual Meeting if you were a stockholder on November 3, 2025, which is the Record Date, or hold a valid proxy for the Annual Meeting.

To be admitted to the Annual Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares or ask questions during the Annual Meeting.

You may begin to log in to the meeting platform beginning at 9:45 PM, Eastern Time, on December 29, 2025. The Annual Meeting will begin promptly at 10:00 AM, Eastern Time, on December 30, 2025.

Will I be able to ask questions at the Annual Meeting?

We will not have a segment for stockholder questions during the Annual Meeting. Questions can only be submitted prior to the Annual Meeting until December 29, 2025 at 11:59 p.m. Eastern Time. Questions can be submitted prior to the Annual Meeting by visiting www.ProxyVote.com with your control number and using the Questions for Management feature on the site.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

●	Stockholders of record will not be able to ask questions online during the Annual Meeting. You may submit questions and comments electronically through the meeting portal only prior to the Annual Meeting until December 29, 2025 at 11:59 p.m. Eastern Time.

●	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments prior to the Annual Meeting.

●	Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Any such questions that cannot be answered live due to time constraints will be posted and answered on our website, https://www.veea.com/ as soon as practical after the Annual Meeting.

●	Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	No audio or video recordings of the Annual Meeting are permitted.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares of common stock FOR each director nominee in Proposal No. 1 and FOR each of Proposal Nos. 2, 3 and 4. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed

Proposal No. 1: The Director Election Proposal	A plurality of the votes cast at the Annual Meeting by the holders of stock entitled to vote in the election of directors.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 2: The Reverse Stock Split Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to the Certificate of Incorporation	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 3: The 2024 Plan Amendments Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to 2024 Plan	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 4: The Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

Proposal No. 5: The Say-On-Pay Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 6: The Say-On-Frequency Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote thereon	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

(1)	A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than December 29, 2025 at 11:59 p.m. Eastern Time;

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on December 29, 2025;

●	attending the Annual Meeting, virtually, and voting at the Annual Meeting on December 30, 2025;

●	submitting a properly signed proxy card with a later date that is received no later than December 29, 2025 at 11:59 p.m. Eastern Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Delaware law, our Certificate of Incorporation or our Amended and Restated Bylaws, each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 164 E. 83rd Street New York, NY 10028. Our telephone number is (212) 535-6050.

PROPOSAL NO. 1 — THE DIRECTOR ELECTION PROPOSAL

Board Size and Structure

Our Board of Directors currently consists of seven (7) directors. Our Amended and Restated Bylaws provide that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors, and the number of directors will be determined from time to time by our Board of Directors.

Our Certificate of Incorporation provides for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class serving a three-year term.

The term of office of the Class I directors, consisting of Gary Cohen and Michael Salmasi, will expire at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”).

The term of office of the Class II directors, consisting of Douglas Maine, Helder Antunes, and Alan Black, will expire at the Annual Meeting.

The term of office of the Class III Directors, consisting of Allen Salmasi and Kanishka Roy, will expire at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”).

Current Directors and Terms

Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 21 of this Proxy Statement.

Nominees for Class I Directors

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Michael Salmasi and Gary Cohen as nominees for election as Class I Directors. If elected by the stockholders at the Annual Meeting, they will each serve for a three-year term expiring at the 2028 Annual Meeting, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, or removal.

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Michael Salamasi and Gary Cohen as Class I Directors. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that either of the nominees will be unable to serve.

Information about Board of Directors Nominees

This Proxy Statement under the heading “Directors and Officers” on page 21 includes certain biographical information, as of November 3, 2025 for each nominee for director, including all positions he or she holds, her or his principal occupation and business experience, and the names of other publicly held companies of which the director or nominee currently serves as a director or he or she served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Director Nominee Qualifications

Michael Salmasi – The Board of Directors believes that Mr. Salmasi is well-qualified to serve on the Board due to his industry experience.

Gary Cohen – The Board of Directors believes that Mr. Cohen is well-qualified to serve on the Board due to his background in a wide variety of industries with a focus on IT.

Vote Required

The election of each of the Class I directors requires a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS II DIRECTOR NOMINEES SUBMITTED PURSUANT TO THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 2 — THE REVERSE STOCK SPLIT PROPOSAL

Introduction

Our Board of Directors has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable, and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our common stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our common stock, if deemed necessary by our Board, by a ratio of not less than one-for-two (1:2) and not more than one-for-twenty (1:20), with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within this stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.

The intention of the Board in obtaining approval for the authority to effect a Reverse Stock Split would be to increase the stock price of our common stock sufficiently in order to better assure continued compliance with the Nasdaq Stock Market’s listing requirements. Our common stock is currently listed on the Nasdaq Global Market. On September 29, 2025, we received a notice from the Nasdaq (the “Stock Price Noncompliance Notice”) indicating that we were not in compliance with the continued listing requirements set forth in Nasdaq Lising Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) because our common stock had fallen below $1.00 per share for 30 consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until March 30, 2026, to regain compliance with the Minimum Bid Price Requirement. If the Company does not regain compliance with the Minimum Bid Price Requirement within by March 30, 2026, the Company may be eligible for an additional grace period. To qualify, the Company would be required to meet the continued listing requirements for all other continuing listing standards for the Nasdaq Capital Market, with the exception of the minimum bid price requirement, including regaining compliance with the continuing listing standards mentioned below of which it is currently not in compliance, and provide written notice of its intention to cure the minimum bid price deficiency during the second compliance period. If the Company meets these requirements, Nasdaq will grant an additional 180 calendar days for the Company to regain compliance with the Minimum Bid Price Requirement. If Nasdaq determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, Nasdaq will provide notice that the Company’s securities will be subject to delisting. The Company would have the right to appeal a determination to delist its securities, and the securities would remain listed on the Nasdaq Global Market until the completion of the appeal process.

In addition, the effect of the Reverse Stock Split, without a corresponding reduction of the authorized shares of common stock, will allow the Board to issue more shares of common stock than the amount that it would have been able to issue prior to the Reverse Stock Split being effectuated. The Board, in its sole discretion, can elect to abandon the Reverse Stock Split in its entirety at any time.

One principal effect of the Reverse Stock Split would be to decrease the number of outstanding shares of our common stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our common stock (in hand or on an as converted basis) and/or the same relative voting rights outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Stock Split. The authorized number of shares of common stock will not be adjusted as a result of the Reverse Stock Split.

The table below sets forth the number of shares of our common stock outstanding before and approximate number of shares outstanding after the Reverse Stock Split based on shares of our common stock outstanding as of the Record Date.

	Prior to the Reverse Stock Split	Assuming a One-for- Two Reverse Stock Split	Assuming a One-for- Ten Reverse Stock Split	Assuming a One-for- Twenty Reverse Stock Split
Aggregate Number of Shares of Common Stock Outstanding*	50,100,819	25,050,410	5,010,082	2,505,041

*	The Reverse Stock Split is not part of a broader plan to take us private.

Reasons for the Reverse Stock Split; the Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Stock Split is to raise the per share trading price of our common stock. Our common stock currently trades on the Nasdaq Global Market under the symbol “VEEA.” In order to maintain our listing on the Nasdaq Global Market we may be required to effect the Reverse Stock Split so that our listed shares trade equal to or above US $1.0 per share for a minimum of 10 consecutive business days prior to March 30, 2026. The closing trading price of our common stock on November 3, 2025 was $.60.

On September 29, 2025, the Company, received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC, notifying the Company that, because the closing bid price for its common stock has fallen below $1.00 per share for 30 consecutive business days, the Company no longer complies with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Lising Rule 5550(a)(2). The notice has no immediate effect on the listing of the Company’s common stock, par value $0.0001, and publicly tradable warrants on the Nasdaq Global Market and the common stock and the publicly traded warrants will continue to trade on The Nasdaq Global Market under the symbols “VEEA” and “VEEAW,” respectively, at this time. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until March 30, 2026, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to March 30, 2026.

In addition, the Reverse Stock Split would increase the availability of such shares, which could then be issued upon conversion or exercise of our outstanding convertible securities for grants under our currently effective equity incentive plan, or otherwise.

Our Board concluded that the liquidity and marketability of our common stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Our Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains listed on Nasdaq.

Our Board also believes that the Reverse Stock Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split, the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Stock Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Stock Split

As noted above, the principal purpose of the Reverse Stock Split would be to help increase the per share market price of our common stock by up to a factor of twenty. We cannot assure you, however, that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock proportionately based on the Reverse Stock Split ratio, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

Because the number of authorized shares of our common stock will not be reduced proportionately with the ratio of the Reverse Stock Split, it may increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

The number of shares held by each individual holder of common stock would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board of Directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider various factors, including:

●	The continued listing requirements of the Nasdaq Global Market or the Nasdaq Capital Market;

●	the historical trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

●	the listing requirements, other rules and guidance from one or more potential national securities exchanges;

●	the number of shares of our common stock outstanding;

●	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

●	prevailing general market, legal and economic conditions.

Effecting the Reverse Stock Split

Upon receipt of stockholder approval for the Reverse Stock Split Proposal, if our Board of Directors concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Stock Split will be determined by our Board of Directors. In addition, if for any reason our Board of Directors deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board of Directors may deem it advisable to effect the Reverse Stock Split even if the price of our common stock is trading above $1.0 for a sustained period the time. The Reverse Stock Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Stock Split ratio as determined by the Board of Directors. For example, if you presently hold 3,000 shares of our common stock, you would hold 300 shares of our common stock following the Reverse Stock Split if the ratio is one-for-ten (1:10) or you would hold 150 shares of our common stock if the ratio is one-for-twenty (1:20).

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Stock Split is implemented, the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares of common stock so that we are not obligated to issue cash in lieu of any fractional shares that such common stockholder would have received as a result of the Reverse Stock Split. The number of shares of our common stock that may be purchased upon exercise of warrants (subject to certain adjustments and limitations), exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Stock Split will not affect the registration of our common stock.

Fractional Shares

Our Board of Directors does not currently intend to issue fractional shares of common stock in connection with the Reverse Stock Split. Therefore, we do not expect to issue fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Stock Split, that stockholder will receive 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had approximately 512 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Stock Split occurs automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold.

Anti-Takeover and Dilutive Effects

The authorized common stock will not be diluted as a result of the Reverse Stock Split. The common stock that is authorized but unissued provides the Board of Directors with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board of Directors have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in substantially final form in Annex A to this Proxy Statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Reverse Stock Split Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3 — THE 2024 PLAN AMENDMENTS PROPOSAL

Background

The stockholders are being asked to approve amendments to Sections 4(a) of the 2024 Incentive Plan to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive awards under the 2024 Plan (“Incentive Awards”) from 5,546,521 shares of common stock to 9,546,421 shares of common stock.

We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan and the increase in the maximum number of shares of common stock which may be issued pursuant to Incentive Awards under the 2024 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Board believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the 2024 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

New Plan Benefits

As of November 3, 2025, the Record Date, there were approximately 464,776 shares of common stock remaining available for the grant of awards under the 2024 Plan. On September 29, 2025, our compensation committee of the Board of Directors (the “Compensation Committee”) approved Incentive Awards to Michael Salmasi, Helder Antunes, Mark Tubinis and other employees and consultants in the form of options to purchase 2,375,000shares of the Company’s common stock (the “September 2025 Grants”), subject to (i) with respect to September 2025 Grants to the NEOs with respect to the Company’s performance and time vesting schedules (ii) with respect to September 2025 Grant to non-NEO employees and consultants, time vesting schedules. In addition, no portion of the September 2025 Grants may be exercised unless both (A) the Company’s stockholders approve the September 2025 Grants or approval of an amendment to increase the number of shares under the 2024 Plan to a sufficient number of shares such that the full number of shares underlying the September 2025 Grants may be delivered from the Plan’s share reserve, and (B) the Corporation files a Form S-8 with the Commission to register the shares subject to the September 2025 Grants, and if either (A) or (B) is not satisfied, the September 2025 Grants may be fully unwound and cancelled. Without these increases, we will be limited, in the future, as to the number of shares of common stock we will have available for the granting of additional Incentive Awards to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees. Our ability to attract and retain qualified directors to serve on our Board is also contingent on our ability to provide them with compensation in the form of equity which is comparable with the equity compensation provided to directors of other public companies in our industry. This cannot be accomplished without an increase in the 5,546,521 shares of common stock currently available under the 2024 Plan. Finally, 9,546,521 shares of common stock, which is the number of shares that the Board has approved to be reserved under the 2024 Plan represents approximately 19% of the 50,100,819 shares of common stock issued and outstanding as of November 3, 2025, the Record Date, which the Board has determined reasonable and necessary to properly compensate our employees and directors.

Name and Position	Dollar Value ($)	Number of Shares
Mark Tubinis Chief Marketing Officer	$52,316	125,000
Michael Salmasi Chief Executive Officer of Veea Solutions Inc., Director	$31,389	75,000
Helder Antunes Director and Chief Revenue Officer	$46,038	110,000
Executive Group	129,743	310,000
Non-Executive Director Group	46,038	110,000
Non-Executive Officer Employee Group	673,826	1,610,000

The above-described amendments to the 2024 Plan to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock and (ii) increase the maximum number of shares of common stock that may be awarded under the Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock was approved by the Board by unanimous written consent dated November [     ], 2025 and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendments to the 2024 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2024 Plan in accordance with the current terms and conditions of the 2024 Plan; provided, however, that no Incentive Awards will be made under the 2024 Plan for an aggregate number of shares of common stock in excess of 5,546,521 shares and no Incentive A to the extent that the aggregate of number of shares of common stock which can be issued under all ISOs exceeds 5,546,521 shares of common stock, unless and until the stockholders approve amendments to the 2024 Plan, with respect to such increases. The Board has determined that it is in the best interests of us and our stockholders that these amendments to the 2024 Plan be approved and is asking our stockholders for their approval of these amendments to the 2024 Plan. The form of Amendment No. 1 to the 2024 Plan, which includes these amendments only is attached as Annex B to this Proxy Statement.

Explanation of Amendments

Section 4(a) of the 2024 Plan currently provides as follows:

“(a) Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be the sum of (A) ten percent (10%) of the issued and outstanding Shares as of the Closing, plus (B) the number of Shares issuable pursuant to the Converted Stock Options, plus (C) an increase commencing on January 1, 2025 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the Shares issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares.”

The Board of Directors has authorized and approved an increase in the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5,546,521 shares of common stock to 9,546,421 shares of common stock. In the event that Proposal No. 3 is approved by our stockholders at the Annual Meeting, Section 4(a) of the 2024 Plan will, thereafter, read in its entirety as follows:

“(a) Subject to adjustment under Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be (A) 9,546,421 Shares of common stock of the company, plus (B) an increase commencing on January 1, 2026 and continuing annually on each anniversary thereof through and including January 1, 2035, equal to the lesser of (i) three percent (3%) of the Shares issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares.”

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 2024 Plan Amendments Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2024 PLAN AMENDMENTS PROPOSAL.

PROPOSAL NO. 4 — THE AUDITOR RATIFICATION PROPOSAL

Appointment of Independent Registered Public Accounting Firm

The audit committee of our Board of Directors appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. PKF O’Connor Davies, LLP has served as our independent registered public accounting firm since August, 2023 . Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PKF O’Connor Davies, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024. If our stockholders do not ratify the selection, it will be considered as notice to the Board of Directors and the audit committee to reconsider its appointment.

Representatives of PKF O’Connor Davies, LLP are not expected to attend the Annual Meeting or to have an opportunity to make a statement or be available to respond to appropriate questions from stockholders.

Audit, Audit-Related and All Other Fees

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in the Form 10-K, for the year ended December 31, 2024, which was audited by PKF, and for the year ended December 31, 2023.

	2024	2023
Audit Fees and Related Fees	$620,472	$404,975
Tax Fees	$21,299	$34,000
Total	$641,771	$438,975

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee mandate requires that the Audit Committee pre-approve any retainer of the auditor of the Company to perform any non-audit services to the Company that it deems advisable in accordance with applicable legal and regulatory requirements and policies and procedures of the Board. The Audit Committee is permitted to delegate pre-approval authority to one of its members; however, the decision of any member of the Audit Committee to whom such authority has been delegated must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2024 with both management and PKF, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2024 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with PFK, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2024 Annual Report on Form 10-K for the fiscal year ended March December 31, 2024.

Submitted by the Audit Committee of the Board of Directors:

Mr. Douglas Maine (Chair of the audit committee)

Mr. Gary Cohen

Mr. Alan Black

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Auditor Ratification Proposal. Abstentions will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 5 – SAY-ON-PAY PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Exchange Act, enables stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules. This vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in this Proxy Statement.

This Proposal 5 is as follows:

“Resolved, that the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

What are the Company’s Philosophy and Objectives Regarding Compensation?

The Company’s executive compensation program is designed to align and reward both corporate and individual performance in an environment that reflects commitment, responsibility and adherence to the highest standards of ethics and integrity. Recognition of both individual contributions as well as overall business results permits an ongoing evaluation of the relationship between the size and scope of the Company’s operations, its performance and its executive compensation.

What Are the Elements of the Company’s Executive Remuneration and the Objectives of Each?

Remuneration Element	Description	Primary Objectives
Base Salary	Reflects fixed compensation.	●	Attract and retain employees over time

		●	Provide a base level of total compensation to reflect an individual’s role and responsibilities

Annual Non-Equity Incentives	Comprised of a performance- based annual bonus.	●	Focus executives and employees on important Company-wide performance goals

		●	Recognize and reward overall annual business results and individual/team contributions

Remuneration Element	Description	Primary Objectives
Equity Compensation	Certain executives also receive annual awards of restricted stock units. Certain of these awards have performance-based criteria and others have time-based vesting criteria.	●	Focus executives and employees on important long-term Company-wide performance goals

		●	Align our executives with the interests of stockholders and deliver a superior rate of return

		●	Retain executives and employees over time

Health, Welfare and Retirement Benefits	Generally, reflect those benefits provided to our broad employee population.	●	Attract and retain employees over time
		●	Provide for the safety, security and wellness of employees

Compensation Objectives and Overview

We believe our employees are our most valuable resource. The skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders. We believe that for our company, stock-based compensation is a significant motivator in attracting employees, and while base salary and the potential for cash bonuses must be at competitive levels, performance is most significantly affected by appropriately relating the potential for creating stockholder value to an individual’s compensation potential through the use of equity awards.

Clawback Policy; Hedging Policy

The Company has an Executive Compensation Clawback Policy whereby the performance-based compensation of the Company’s executive officers is subject to clawback provisions in the event of fraud or intentional illegal conduct that requires the restatement of the Company’s financial results.

The Company’s Insider Trading Policy prohibits hedging transactions designed to hedge or offset a decrease in the value of Company securities and other transactions of a speculative nature in Company securities, including short-term “in-and-out” trading, short sales, sales of borrowed shares against shares already owned but not delivered against the sale, certain transactions on margin, transactions based on rumors or speculation of extraordinary corporate transactions or other significant developments that might involve the Company, and transactions in publicly traded put, call, or other options on (or other derivative securities involving) the Company’s securities.

What are the Company’s Health, Welfare and Retirement Benefits?

The Company offers the same health, welfare and retirement benefits to all salaried employees. These benefits include medical benefits, dental benefits, vision benefits, life insurance, salary continuation for short-term disability, long-term disability insurance, accidental death and dismemberment insurance, 401(k) plan and other similar benefits. Officers are also covered under the Company’s director and officer liability insurance policies for claims alleged in connection with their service.

Does the Company Provide Perquisites?

The Company does not generally provide common perquisites such as company cars or club memberships.

How is the Chief Executive Officer’s Performance Evaluated and Compensation Determined ?

Allen Salmasi, as founder and Chief Executive Officer and largest stockholder, has not received an annual salary or other cash compensation during 2024. Mr. Salmasi previously was not a party to an employment agreement or letter agreement with the Company. Mr. Salmasi received an Incentive Award in the form of a non-qualified stock option to purchase 2,992,475 shares of common stock for an exercise price per share of $3.89, which was the fair market value of a share of common stock on the grant date. The award was fully vested and exercisable at the time of grant and expires December 30, 2028. The award was made in recognition of Mr. Salmasi’s exceptional performance, service and contributions to the Company and its subsidiaries.

What are the Company’s Governance Practices Regarding Incentive Awards?

The Board has established the following practices and policies regarding Incentive Awards:

●	The Company’s policy for setting the timing of Incentive Award grants does not allow executives to have any role in choosing the price of their equity awards; and

●	The Company has never “back dated” or re-priced Incentive Awards.

The Compensation Committee and the Board consider recommendations from the Chief Executive Officer in establishing appropriate Incentive Awards for officers and employees. All equity awards for the Named Executive Officers have been and will continue to be subject to the approval of the Compensation Committee and ratification by the full Board.

How does the Company Evaluate its Compensation Program Risks?

The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation programs, The Compensation Committee evaluates risk deriving from compensation programs, and does not believe that our compensation program is reasonably likely to have a material adverse effect on the Company for the following reasons:

●	Executive compensation is structured to consist of both fixed compensation, which provides a steady income stream regardless of stock price performance, and variable incentive compensation, which is designed to reward both short-term and long-term corporate performance and stockholder returns. Fixed, base-salary compensation is both market-competitive and sufficient to make risk-taking to achieve a living wage unnecessary.;

●	Approval of the Board of Directors is required prior to the payment of any incentive compensation; and

●	The Company has internal controls over the measurement and calculation of performance goals, and all employees are required to receive annual compliance training, which cover, among other things, accuracy of books and records.

As described in the paragraphs above, our executive compensation program is designed to attract, retain, and motivate talented individuals with the executive experience and leadership skills necessary for us to increase stockholder value by driving long-term growth in revenue and profitability. We seek to provide executive compensation that is competitive with companies that are similar to our Company. We also seek to provide near-term and long-term financial incentives that reward well-performing executives when strategic corporate objectives designed to increase long-term stockholder value are achieved. We believe that executive compensation should include base salary, cash incentives and equity awards. We also believe that our executive officers’ base salaries should be set at competitive levels relative to comparable companies, and cash and equity incentives should generally be set at levels that give executives the opportunity to achieve above-average total compensation reflecting above-average Company performance. In particular, our executive compensation philosophy is to promote long-term value creation for our stockholders by rewarding improvement in selected financial metrics, and by using equity incentives.

The say-on-pay vote is advisory, and, therefore, not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors. Our Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Company currently intends to hold a say-on-pay vote on a triannual basis hereafter.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 6 – SAY-ON-PAY FREQUENCY

As described in Proposal No. 5, above, the stockholders are being provided the opportunity to cast an advisory vote on the fiscal 2024 compensation of the Named Executive Officers. Under the Dodd-Frank Act, the Company is required to conduct an additional stockholder advisory vote every six years regarding the frequency of future say-on-pay votes by the Company’s stockholders.

The Board of Directors believes that conducting say-on-pay votes every 3 years (as opposed to every year or every 2 years) is appropriate for, and in the best interests of, the Company and its stockholders, in order to provide stockholders with the opportunity to give regular and direct feedback on the Company’s executive compensation programs. The say-on-pay frequency vote is advisory, and, therefore, not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors, but the Board of Directors and Compensation Committee value the opinions of our stockholders and will take the results of the vote into account in determining the frequency of future say-on-pay votes.

You may cast your vote on your preferred voting frequency by choosing the option of 1 year, 2 years or 3 years, or abstain from voting when you indicate your preference.

Board Recommendation

THE BOARD RECOMMENDS A VOTE OF “3 YEARS” FOR THE FREQUENCY OF THE STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board of Directors to adjourn the Annual Meeting to a later date or dates, at the determination of the Board of Directors. In no event will the Board of Directors adjourn the Annual Meeting beyond the date by which it may properly do so under the Certificate of Incorporation and the Delaware General Corporation Law.

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers, as of November 3, 2025, as well as nominees for Class II Director to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:

Name	Age	Position
Allen Salmasi	71	Chief Executive Officer, Chairman of the Board
Janice K. Smith	64	Executive Vice President and Chief Operating Officer
Randal V. Stephenson	65	Acting Chief Financial Officer
Mark Tubinis	66	Chief Commercial Officer
Michael Salmasi	36	Chief Executive Officer of Veea Solutions Inc.; Director
Helder Antunes	62	Acting Chief Revenue Officer, Director
Douglas Maine	77	Director
Kanishka Roy	50	Director
Alan Black	65	Director
Gary Cohen	69	Director

Allen Salmasi is the Chairman of the Board and CEO at Veea. Prior to co-founding Veea in 2014, Mr. Salmasi was the Chairman, Chief Executive Officer and President of NextWave Telecom Inc. and its spin-off, NextWave Wireless Inc. (“NextWave”), a San Diego-based company that he founded in 1996. In partnership with MCI Communications Corporation, NextWave developed and substantially implemented the first Mobile Virtual Network Operator (“MVNO”) service in the US. NextWave also acquired substantial spectrum assets in the US and other countries between 1996 and 2007. NextWave Telecom was acquired by Verizon in 2005 and, its spin-off, NextWave Wireless was acquired by AT&T in 2013. In 2012, prior to AT&T acquisition, PacketVideo Inc., a wholly owned subsidiary of NextWave, was sold to NTT DoCoMo and IPWireless Inc., another wholly owned subsidiary of NextWave, which was spun-off in 2008, was acquired by General Dynamics. NextWave, PacketVideo Inc. and IP Wireless, also pioneered several products and technologies that were acquired at various times such as an all IP-based packet-switched wireless broadband network equipment and devices based on TD-CDMA and OFDMA waveforms (4G/5G) as well as mobile media and streaming software platform that was adopted by Google for Android devices. During 2000s, its TD-CDMA was deployed in Eastern Europe as a “wireless Internet” network by Deutsche Telekom and in New York metro area, with an upgrade to 4G LTE as a public safety network after 9/11 (“NYCWiN”) with Northrop Grumman. Beginning 1988, at Qualcomm Incorporated, he served in various positions as the first President of its wireless business division (QCT), Chief Strategy Officer and a member of the Board of Directors, where he initiated and led the business development activities for the first digital cellular products, including its chipset and handset developments and production, based on Code Division Multiple Access (“CDMA”) technology, which became the first global wireless standard as 3G and gave birth to smartphones. Prior to Qualcomm, from 1983 to 1988, Mr. Salmasi was the Chief Executive Officer and President of Omninet Corporation, which developed and launched OmniTRACS product and services in 1985. As the first large scale commercial application of spread spectrum communications incorporating CDMA, OmniTRACS became the world’s first and largest commercial terrestrial mobile satellite communications service for two-way messaging, SCADA (IoT) and position reporting service. Omninet entered into a contract with Qualcomm, immediately after its formation in 1985, to manufacture OmniTRACS and then merged with Qualcomm in 1988. From 1979 to 1984, Mr. Salmasi was employed by the National Aeronautics and Space Administration (NASA) at Jet Propulsion Laboratory (JPL). He holds two Bachelor of Science degrees with honors in Electrical Engineering and Business Management and Economics from Purdue University and two Master of Science degrees in Electrical Engineering and Applied Mathematics from Purdue University and the University of Southern California, respectively. Mr. Salmasi is the Company’s founder and was selected to serve on our Board due to his industry experience, entrepreneurship and deep knowledge about the Company.

Janice K. Smith is our Chief Operating Officer. Ms. Smith joined Veea in 2018. Ms. Smith served as our Interim Chief Financial Officer from September 2024 through July 2025. From February 2014 to June 2018, Ms. Smith was Chief Administrative Officer of NLabs Inc., an affiliate of Veea (“NLabs”). Prior to joining NLabs, Ms. Smith was SVP, Chief Risk Officer and Head of Governmental Affairs for Overseas Shipholding Group, Inc., formerly the largest NYSE-listed crude oil and petroleum product transportation company, where she was responsible for the enterprise risk management function, and for establishing and executing its legislative agenda, including management of the firm’s “PAC” and supervising outside lobbyists. Prior to OSG, Ms. Smith was a corporate partner in the New York office of global law firm Proskauer Rose where her practice focused on mergers and acquisitions, corporate finance and securities law transactions. Ms. Smith holds a BBA from Iona College, a JD from Fordham Law School.

Randal V. Stephenson is our Chief Financial Officer and previously served as the Company’s Chief Strategy Officer and Senior Vice President of Finance. Mr. Stephenson joined Veea in May 2025. He is an investment banking, strategy and corporate finance professional with over 25 years of experience in mergers, acquisitions, restructuring, sale of companies, private capital placements, strategic planning and corporate development. Prior to joining Veea, from 2023 to 2025 Mr. Stephenson was the Chief Executive Officer and Head of Investment Banking for FE Capital Markets, LLC, a technology investment banking firm, and from 2020 to 2023 he was a Managing Director with GLC Securities LLC, a restructuring and investment banking firm. Mr. Stephenson has additional investment banking experience at Deutsche Bank Securities, JPMorgan Chase Securities, Jefferies & Company, Merrill Lynch, and Duff & Phelps Securities. He has closed over 300 M&A and corporate financing transactions in 20 countries valued at more than $70 billion and has been an Independent Director and Chair of the Audit Committee for a NASDAQ listed company. Mr. Stephenson received his M.B.A. from Harvard Business School, his J.D. (with honors) from Boston College Law School, and his B.A. from the University of Michigan. Mr. Stephenson is admitted to practice law in New York.

Mark Tubinis is our Chief Commercial Officer. Mr. Tubinis joined Veea in 2020. He is a seasoned technology executive recognized for building and managing global product and services organizations. He has broad experience in virtualized and cloud-based fixed and mobile service delivery (voice, video, data and IoT), and has worked in engineering management, product management, business development, and strategic planning and partnering over his career. He served as SVP of SeaChange International, an OTC-listed supplier of video delivery software, from October 2016 to January 2019; as the Chairman of the Board of Airfusion, a private AI driven data analytics company, from 2016 to 2020; and as a director of Classco, Inc., a specialist in Calling Line ID technologies, from 1996 to 2019. Since 2024, he has served as an advisor of zTouch, LLC, a private AI based network optimization and automation company. At Alcatel-Lucent (via acquisition of WaterCove Networks), Cedar Point Communications, Savant, SeaChange International and now Veea, Mr. Tubinis enjoys working with industry thought leaders to deliver innovative, award-winning solutions. Mr. Tubinis holds an MSEE/Computer Engineering and Communications from Massachusetts Institute of Technology (MIT) and a BSEE from Boston University.

Michael Salmasi serves as a member of the Board. Michael Salmasi is a co-founder of Veea Inc. and has served on its board of directors since its inception. Michael has also served as CEO of Veea Solutions Inc., a subsidiary of Veea Inc., since 2013. In this role, Mr. Salmasi plays a leading role in a variety of initiatives and engages with the company’s business partners to deliver edge computing solutions to customers in a range of projects, including Smart Retail, Smart Buildings, and Smart Agriculture. Prior to co-founding Veea Inc., Mr. Salmasi worked at UBS Financial Services from 2009 to 2012. Mr. Salmasi holds a Master of Business Administration from New York University Stern School of Business. Mr. Salmasi is a co-founder of the Company and was selected to serve on our Board due to his industry experience and deep knowledge about the Company.

Douglas Maine serves as a member of the Board. Mr. Maine joined International Business Machines Corporation (“IBM”) in 1998 as Chief Financial Officer following a 20-year career with MCI (now part of Verizon) where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired from IBM in 2005. Mr. Maine previously served as a director of the following public companies: Acreage Holdings from 2018-2023; Albemarle Corporation from 2015 to 2020, Orbital-ATK, Inc. from 2006-2017, BroadSoft, Inc. from 2006-2017 and Rockwood Holdings, Inc. from 2005-2015. Maine is a former two-term member of the Standing Advisory Group of the Public Company Accounting Oversight Board. Mr. Maine holds a BS from Temple University and an MBA from Hofstra University. Mr. Maine is also a Columbia Business School Executive in Residence. Mr. Douglas was selected to serve on our Board due to his industry experience and public company background.

Kanishka Roy serves as a member of the Board. Mr. Roy is a technology and finance veteran, with over 20 years of experience as a technology investment banker, public company executive, and growth investor. From 2014 to 2019, Mr. Roy helped leading Software and Internet companies with mergers and acquisitions (M&A) and capital markets transactions. Mr. Roy also served as the Global Head of Tech M&A Origination for Morgan Stanley, where he was responsible for initiating large, industry-transforming mergers, helping clients take a long-term view of the competitive landscape and implementing winning M&A playbooks to maximize shareholder value. Over his career, Mr. Roy has participated in over $100 billion of M&A transactions. Most recently, from 2019 to 2020, he was Global CFO at SmartNews, a multi-billion-dollar private AI company with over 20 million monthly average users and led the strategic finance and growth of a rapidly growing company across multiple geographies. Mr. Roy started his career as a software engineer at two software startups, both of which were acquired by larger public companies, and also worked in executive strategy roles at IBM. Mr. Roy is also President, Chief Executive Officer, Secretary, Treasurer, and board member of Plum Acquisition Corp. III, a special purpose acquisition company traded on Nasdaq. Mr. Roy holds an undergraduate degree in Electrical & Computer Engineering and an MBA from the Tuck School of Business at Dartmouth. Mr. Roy was selected to serve on our Board due to his public company background, significant investment experience and background in a wide variety of industries.

Alan Black serves as a member of the Board. Mr. Black founded Surfspray Capital, LLC in 2017 through which he has advised over a dozen companies including Looker Data Sciences where he served on the Board and was Chair of the Audit Committee (acquired by Google in 2019); Bill.com Holdings (2019 IPO), HashiCorp (2021 IPO), and private software companies including Intercom, Komodo Health, Mattermost, Netlify, Nozomi Networks, and others. He brings more than 35 years of experience as an executive leading public and private software enterprises, including IPO experience as CFO at Zendesk (2014 IPO) and Openwave Systems (1999 IPO). In between those companies, Mr. Black was President and CEO of Intelliden (acquired by IBM in 2010). Mr. Black currently sits on the boards of Nextiva, Matillion, and Plum Acquisition Corp. III. He holds a Bachelors of Commerce and a Graduate Diploma in Public Accountancy degrees from McGill University in Montreal, Canada, and serves on McGill’s Board of Advisors for the Western United States, co-chairing its Bursary Subcommittee. Mr. Black is now retired from active membership in the Institute of Chartered Accountants of Ontario (Canada) and Society of Certified Public Accountants (California), in which professional organizations he was a licensed member for over two decades. Mr. Black was selected to serve on our Board due to his public company background, significant investment experience and background in a wide variety of industries.

Helder Antunes serves as a member of the Board and serves as the Company’s Chief Revenue Officer. Mr. Antunes is an entrepreneur, technologist, and executive with over 30 years of experience in Silicon Valley and around the world. Until May 2025, Mr. Antunes served as CEO of Crowdkeep, an Internet of Things (IoT) company specializing in asset, people, and condition tracking across multiple industries. From January 2019 to January 2024, Mr. Antunes was the CEO of Cyvolve. Mr. Antunes previously served as a Cisco executive for over 20 years, crucial in leading corporate innovation and in the development of many of Cisco’s many security products, such as IoS imbedded security, Cisco Virtual Office (CVO), and Dynamic Multipoint VPN, as well as leading projects like Cisco Connected Car, founding the OpenFog Consortium, and developing the reference architecture for all things IoT. A renowned expert in data security, Internet of Things (IoT), fog computing, and disruptive innovation, Mr. Antunes speaks at numerous conferences and symposiums around the world every year and has presented to the U.S. Congress, and the parliaments of countries like Norway and Portugal on the topics of technology and innovation. Mr. Antunes has also served as an advisor to the Government of Portugal and the Regional Government of the Azores, counseling on the topics of stimulating high tech development, fostering investment environments, and promoting science & technology education. Mr. Antunes was selected to serve on our Board due to his background in a wide variety of industries with a focus on IT.

Gary Cohen serves as a member of the Board. Mr. Cohen is an experienced business leader with a background in global management. Mr. Cohen currently serves on the Board of Trustees for Northwell Health. Mr. Cohen has previously served on the President’s Council for Union College, the Global Advisory Board of Ragon Institute of MGH, MIT and Harvard, the Global Advisory Council of African Leadership University, US Advisory Council of African Leadership Academy, and Director and Treasurer of Gift of Hope USA. Mr. Cohen has been retired since 2014. Prior to retirement, Mr. Cohen was employed with IBM Corporation from 1978 to 2014 (with an 18-month gap). During his time at IBM Corporation, Mr. Cohen served as General Manager, Global Communications Sector, Chairman of IBM Africa, and Executive Leader of Global Alliances, among other roles. Mr. Cohen led IBM Corporation’s $12 billion business with telecommunications, energy and utilities, and media and entertainment clients worldwide, with particular focus in leading the development in Africa. Prior to that Mr. Cohen served as General Manager of IBM’s Pervasive Computing (IoT) business unit and before that was Vice President of Strategy. Furthermore, Mr. Cohen managed critical partnerships with businesses like SAP, Cisco, and Oracle. Mr. Cohen holds an MBA in Finance from New York University and a Bachelor of Science in Economics and Psychology from Union College. Mr. Cohen was selected to serve on our Board because of his long-time global business experience and leadership experiences.

Family Relationships

Except for Allen Salmasi, our CEO and chairman, who is the father of, Michael Salmasi, our director and Chief Executive Officer of our subsidiary, Veea Solutions, Inc., there are no family relationships between any of the executive officers or directors of the Company.

Director or Officer Involvement in Certain Prior Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years, except that we are aware of several non-material claims alleging unpaid fees under ordinary course vendor or contractor agreements.

Board Composition and Election of Directors

Our board of directors currently consists of seven members. Under our amended and restated bylaws, the number of directors will be determined from time to time by our board of directors.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that each of Douglas Maine, Kanishka Roy, Gary Cohen and Alan Black is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director had with Veea and has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director.

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

●	the Class I directors are Gary Cohen and Michael Salmasi, and their terms will expire at our 2025 annual meeting of stockholders;

●	the Class II directors are Douglas Maine, Helder Antunes, and Alan Black, and their terms will expire at our 2026 Annual Meeting, and

●	the Class III directors are Allen Salmasi and Kanishka Roy, and their terms will expire at the annual meeting of stockholders in 2027.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Board Leadership Structure

The Board does not have a policy about whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Rather, the Board has flexibility to annually choose the leadership structure that it believes will provide the most effective leadership and oversight for the company and its growth strategy. The Nominating and Governance Committee routinely reviews our governance practices and Board leadership structure, and the Board selects the structure that it believes provides the most effective leadership and oversight for the company.

Role of the Board in Risk Oversight

Of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, the Company’s audit committee is responsible for overseeing the management of risks associated with the Company’s financial reporting, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational matters; and the Company’s compensation committee oversees the management of risks associated with our compensation policies and programs.

Board Committees

The standing committees of Company’s Board consists of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Douglas Maine, Gary Cohen and Alan Black, each of whom is an independent director and is “financially literate” as defined under the Nasdaq listing standards. Douglas Maine serves as chair of the Audit Committee. The Company’s Board has determined that Mr. Maine qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The Company’s Compensation Committee consists of Gary Cohen and Douglas Maine, each of whom is an independent director under Nasdaq’s listing standards, and Gary Cohen serves as chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee consists of Kanishka Roy and Alan Black, each of whom is an independent director under Nasdaq’s listing standards, and Kanishka Roy serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees are specified in the Nominating and Corporate Governance Committee Charter.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Oversight of Cybersecurity Risks

The Company faces a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in this prospectus. The audit committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, the audit committee will receive regular reports from management of the Company on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures at its regularly scheduled meetings. Management will work with third party service providers to maintain appropriate controls. We believe this division of responsibilities is the most effective approach for addressing the Company’s cybersecurity risks and that the Board leadership structure supports this approach.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Corporate Governance Guidelines and Code of Business Conduct

The Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable. In addition, the Board has adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics are posted on the Corporate Governance portion of the Company’s website at www.veea.com. Information contained on or accessible through the Company’s website is not a part of the 2024 Annual Report, and the inclusion of the Company’s website address in the 2024 Annual Report is an inactive textual reference only. The Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Current Report on Form 8-K.

Board Attendance

Following the consummation of the Business Combination (as defined below) in September 2024, (a) the Board held one meeting in 2024, which was attended by all incumbent members of the Board, and each of the audit committee and the compensation committee held one meeting in 2024, which was attended by all incumbent members of the respective committees. The nominating and corporate governance committee of the Board held no meetings in 2024 following consummation of the Business Combination.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board of Directors, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairman of the Board of Directors presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board of Directors members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Communications with the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Veea Inc., 164 E. 83rd Street, New York, NY 10028. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2024, our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation

Stock Awards

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Allen Salmasi (1)	0	0	0	$0
Janice K. Smith (2)	0	0	0	$0
Mark Tubinis	0	0	0	$0

Name	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Allen Salmasi (1)	12/30/24	3,036,308	0	0	$3.89	12/30/28
Janice K. Smith (2)	5/19/22	29,345	0	0	3.01	5/19/32
	5/10/24	18,013	0	0	9.07	5/10/34
Mark Tubinis (3)	12/31/19	15,695	0	0	2.75	12/31/29
	4/30/20	23,542	0	0	2.75	4/30/30
	5/19/22	9,975	0	0	3.01	5/10/32
	5/10/24	3,306	0	0	9.01	5/10/24

(1)	All equity awards held by Mr. Salmasi are fully vested.

(2)	All equity awards held by Ms. Smith are fully vested.

(3)	All equity awards held by Mr. Tubinis are fully vested.

Narrative Disclosure to Summary Compensation Table

Base Salaries

In 2024 and 2023, as applicable, the named executive officers received annual base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

In 2023 the annual base salaries of Ms. Smith, Mr. Tubinis and Mr. Michael Salmasi were $250,000, $210,000 and $240,000, respectively and remained unchanged in 202. Mr. Allen Salmasi did not receive an annual salary in 2023 and 2024.

Cash Bonuses

In 2023 and 2024 we did not have any formal arrangements with our named executive officers providing for annual cash bonus awards. Ms. Smith received a discretionary cash bonus in 2024, as discussed below.

CEO Equity Award

On December 30, 2024, the Board approved an equity award to Mr. Salmasi in the form of a non-qualified stock option to purchase 2,992,475 shares of common stock for an exercise price per share of $3.89, which was the fair market value of a share of common stock on the grant date. The award was fully vested and exercisable at the time of grant and expires December 30, 2028. The award was made in recognition of Mr. Salmasi’s exceptional performance and contributions to the Company and its subsidiaries.

2024 Special Bonus to Ms. Smith

On November 11, 2024, the Compensation Committee approved a discretionary special cash bonus in the amount of $40,000 to Ms. Smith, for her exceptional performance in fiscal year 2024. The special bonus was paid, less applicable tax withholdings in December 2024.

Equity Compensation

Veea maintains the Veea Inc. 2024 Incentive Award Plan (the “2024 Incentive Plan”), which became effective upon the Closing. 5,546,521 shares of common stock were initially reserved for issuance of awards under the 2024 Incentive Plan (the “Initial Limit”). The Initial Limit is subject to increase over a ten-year period. The 2024 Incentive Plan provides for the grant of stock options, which may be ISOs or non-statutory stock options (“NSOs”), stock appreciation rights (“SARs”), restricted shares, restricted stock units and other stock or cash-based awards that the administrator determines are consistent with the purpose of the 2024 Incentive Plan. As of December 31, 2024, the Company had 111,364 shares available for issuance under the 2024 Incentive Plan.

Veea also maintains the 2024 Employee Stock Purchase Plan (the “ESPP”), which became effective upon the Closing. An aggregate of 1,070,603 shares of common stock have been reserved for issuance under the ESPP, which represents 3% of the aggregate number of shares of the Company’s common stock outstanding immediately after the Closing. This amount is subject to increase each year over a ten-year period. The ESPP provides eligible employees with an opportunity to purchase common stock from the Company at a discount through accumulated payroll deductions. The first purchase period has not begun as of December 31, 2024. Under the terms of the ESPP, the purchase price per share cannot be less than 85% of the lower of the fair market value per share of our common stock on either the offering date or on the purchase date.

Health and Welfare Plans

Our NEOs are eligible to participate in the employee benefit plans that we offer to our employees generally, including medical, dental, vision, life and accidental death and dismemberment, and short- and long-term disability benefits.

Retirement Plan

In 2024 and 2023, as applicable the named executive officers participated in a 401(k) retirement savings plan maintained by us. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2024 and 2023, contributions made by participants, including the named executive officers, in the 401(k) plan were matched by the Company up to a specified percentage of the employee contribution. These matching contributions generally vest on the date on which the contribution is made. Our named executive officers continue to be eligible to participate in the 401(k) plan on the same terms as other full-time employees. We do not maintain any other retirement or separation benefits for our named executive officers.

Director Compensation

The following table provides information for the compensation of our non-employee directors for the fiscal year ended December 31, 2024:

	Fees earned or	Stock
	paid in cash	Awards	Total
Name	($)(1)	($)(2)(3)	($)
Douglas Maine	20,000	250,000	270,000
Kanishka Roy	20,000	250,000	270,000
Alan Black	20,000	250,000	270,000
Helder Antunes	20,000	250,000	270,000
Gary Cohen	20,000	250,000	270,000

(1)	Consist of cash compensation paid to the directors for services as a director in 2024.

(2)	As of December 31, 2024, the aggregate number of stock and option awards held by each director was as follows:

●	Douglas Maine holds 19,619 option awards and 81,116 RSU awards;

●	Mr. Roy holds 81,116 RSU awards;

●	Mr. Black holds 81,1186RSU awards;

●	Mr. Antunes holds 81,1186 RSU awards; and

●	Mr. Cohen holds 81,116 RSU awards.

(3)	Consists of grants of RSUs. Reflects the aggregate grant date fair value of any RSUs granted, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10, Stock Incentive Plans to the Consolidated Financial Statements in the 2024 Annual Report. This amount does not reflect the actual economic value that will ultimately be realized by each director.

Our non-employee director compensation program provides for annual retainer fees and/or equity awards for our non-employee directors as summarized below. In 2024, non-employee directors received an annual cash retainer of $20,000 and an equity award in the form of RSUs, as set forth above.

Position	Annual Cash Retainer
Non-Executive Member of Board	$35,000
Audit Committee Chair	15,000
Other Audit Committee Member	7,500
Compensation Committee Chair	10,000
Other Compensation Committee Member	5,000
Nominating and Corporate Governance Committee Chair	7,500
Other Nominating and Corporate Governance Member	4,000

Compensation under our non-employee director compensation policy will be subject to the annual limits on non-employee director compensation set forth in the 2024 Plan, as described above. Our board of directors or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2024 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of November 3, 2025 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

●	each of the Company’s named executive officers and directors; and

●	all of our executive officers and directors as a group;

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 50,100,819 shares of common stock issued and outstanding as of November 3, 2025.

In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the prospectus are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 164 E. 83rd Street, New York, New York, United States. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock after this Offering	%
Directors and Executive Officers
Allen Salmasi (2)	24,117,055	45.4%
Janice K. Smith (3)	167,399	*
Randal V. Stephenson (4)	60,200	*
Mark Tubinis (5)	68,924	*
Douglas Maine (6)	135,627	*
Helder Antunes (7)	121,116	*
Michael Salmasi (8)	334,441	*
Kanishka Roy (9)	3,220,611	6.4%
Gary Cohen	89,449	*
Alan Black	125,836	*

5% Stockholders
NLabs Inc. (2)	19,388,017	38.7%
Crowdkeep Inc.	4,065,689	8.1%
Salmasi 2004 Trust	2,808,475	5.6%
Ursula Burns (10)	2,071,207	4.1%
Mike Dinsdale (12)	2,477,302	4.9%
All directors and executive officers as a group (10 individuals)	28,440,658	56.8%

*	Less than 1%.
1)	Unless otherwise noted, the business address of each of the following entities or individuals is 164 E. 83rd Street, New York, New York, United States.

2)	Consists of 17,388,017 shares held by NLabs Inc., an entity controlled by Mr. Salmasi and members of his immediate family, 2,808,475 shares held by Salmasi 2004 Trust, the trustee of which is a member of Mr. Salmasi’s immediate family, 437,029 shares held directly by Mr. Salmasi, 491,059 shares held by Mr. Salmasi’s spouse, options to purchase 2,992,475 shares of common stock, and common warrants held by NLabs to purchase 2,000,000 shares of common stock.

3)	Includes options to purchase 66,890 shares.

4)	Includes option to purchase 60,200 shares.

5)	Includes options to purchase 68,924 shares and excludes the options to purchase 125,000 shares that are subject to certain vesting schedules including shareholder approval and certain revenue target of the company.

6)	Includes options to purchase 19,619 shares.

7)	Includes 20,000 shares issuable upon conversion of the September 2024 Note and excludes the options to purchase 110,000 shares that are subject to certain vesting schedules including shareholder approval and certain revenue target of the company.

8)	Includes options to purchase 25,000 shares and excludes the options to purchase 75,000 shares that are subject to certain vesting schedules including shareholder approval and certain revenue target of the company.

9)	Includes 985,277 shares issuable upon exercise of SPAC Private Placement Warrants (as defined below).

10)	Includes 973,358 shares issuable upon exercise of SPAC Private Placement Warrants.

12)	Includes 1,517,644 shares issuable upon exercise of SPAC Private Placement Warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Person Transactions of Veea

2025 Public Offering

On August 12, 2025, the Company, entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with A.G.P. /Alliance Global Partners (the “Placement Agent”) whereby the Placement Agent agreed to act, on a “reasonable best efforts” basis, as placement agent in connection with the Company’s registered public offering (the “Offering”) of up to 9,239,096 shares of common stock (the “Common Shares”), par value $0.0001 per share, each with one accompanying common warrant (the “Investor Warrants”, and the shares of common stock to be issued upon exercise of the Investor Warrants, the “Investor Warrant Shares”) to purchase one share of common stock, (the Common Shares, the Investor Warrants, and the Investor Warrant Shares, collectively, the “Securities”). The Company also entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the investors who purchased Securities in the Offering.

Included in the aggregate securities purchased are 3,239,096 shares of common stock and accompanying warrants that were issued to NLabs Inc., an existing stockholder and an affiliate of the Company and the Company’s Chief Executive Officer, in exchange for the extinguishment of certain of the Company’s outstanding non-convertible promissory notes in the aggregate principal amount, plus accrued interest, of $3,239,096.

Under the terms of the Offering, the Company agreed to sell each Common Share with one accompanying Investor Warrant in the Offering at a public offering price of $1.00 per Common Share with one accompanying Investor Warrant. The Investor Warrants are exercisable immediately upon issuance and have an initial exercise price of $1.10 per share, subject to certain adjustments, and will expire five years from the date of issuance. The Investor Warrants contain ownership limitations pursuant to which a holder does not have the right to exercise any portion of their warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding common stock.

The Offering closed on August 14, 2025. The securities were registered pursuant to the registration statement on Form S-1 (File No. 333-288878), which was initially filed with the Commission on July 23, 2025, as amended, and which the Commission declared effective on August 12, 2025, and the registration statement on Form S-1MEF (File No. 333-289555), filed with the Commission on August 13, 2025.

As compensation for services rendered by the Placement Agent in connection with the Offering, the Company agreed to pay the Placement Agent an aggregate cash fee of (i) 7.0% of the aggregate gross proceeds raised in the Offering by the investors introduced by the Placement Agent plus (ii) 3.5% of the aggregate gross proceeds raised in the offering by the investors introduced by the Company. The Placement Agent received no cash fee for any Securities purchased by NLabs in this offering in satisfaction of the promissory notes. The Company agreed to reimburse the Placement Agent for up to $70,000 for its legal fees, and $10,000 for non-accountable fees and expenses.

The Company received gross proceeds from the Offering of approximately $6.0 million, before deducting Placement Agent fees and other estimated offering expenses payable by the Company. The net proceeds to the Company from the Offering, after deducting the Placement Agent’s fees and expenses and estimated offering expenses (excluding proceeds to the Company, if any, from the future exercise of the Common Warrants), were approximately $5.3 million.

Lease Arrangements

On March 1, 2014, VeeaSystems Inc. (prior to the closing of the business combination by among Private Veea, Plum, and Plum Merger Sub that was consummated on September 13, 2024 (the “Business Combination”), Veea Inc.) (“Private Veea”) entered into a sublease agreement with NLabs Inc., an affiliate of Private Veea’s CEO for office space for an initial term of five years. In 2018, Private Veea renewed the sublease for an additional five-year term with all other terms and conditions of the sublease remaining the same. The renewal term expired February 28, 2024 and was subsequently extended to December 31, 2025. Rent for the office space is accrued and not paid in cash. The Company recognized rent expense of $61,200 for each of the three months ended March 31, 2025 and 2024, which was classified as general and administrative expenses in the Company’s condensed consolidated statements of operations and comprehensive income (loss). Accrued and unpaid rent expense included in the Company’s condensed consolidated balance sheets was $1,836,000 as of June 30, 2025 and $1,713,600 as of December 31, 2024.

In April 2017, Private Veea entered into a lease agreement with 83rd Street LLC to lease office space for an initial term of two years. The sole member of 83rd Street LLC is the Salmasi 2004 Trust. On December 31, 2024, the Salmasi 2004 Trust held approximately 8% of Veea’s outstanding capital stock. Veea’s CEO is the grantor of the Salmasi 2004 Trust.  In 2018, Private Veea renewed the lease for an additional five-year term, with all other terms and conditions of the lease remaining the same. The renewal term expired February 28, 2024, and was subsequently extended to December 31, 2025. Rent for the office space is accrued and not paid in cash. The Company recognized rent expense of $72,000 for each of the three months ended March 31, 2025, which is classified as general and administrative expenses in the Company’s condensed consolidated statements of operations and comprehensive income (loss). Accrued and unpaid rent expense included in the Company’s condensed consolidated balance sheets was $2,088,000 and $1,944,000 as of June 30, 2025 and December 31, 2024, respectively.

Rent expense for the above leases is reported as general and administrative expenses in Veea’s consolidated statements of operations.

Related Party Debt

In 2021 and 2024, NLabs made loans to the Company evidenced by promissory notes aggregating $9,500,000 (the “Bridge Notes”). The Bridge Notes bore interest on the outstanding principal at a rate of 10% per annum, calculated on the basis of a 365-day year. The original maturity date of the Bridge Notes was December 31, 2024, which was extended to December 31, 2023, which was subsequently extended to September 30, 2024. The Company accounted for the extension as a modification of the Bridge Notes. The unpaid principal amount and accrued unpaid interest on the Bridge Notes was due and payable upon the date of the first to occur of (i) the maturity date and (ii) the consummation of a debt or equity financing transaction with an unrelated third party.

In 2024 and 2023, NLabs made loans to the Company evidenced by promissory notes in the aggregate principal amount of $3,098,000 (the “Promissory Notes” and collectively with the Bridge Notes, the “Related Party Notes”). The Promissory Notes bore interest on the outstanding principal amount at a rate of 10% per annum, calculated on the basis of a 365-day year. The unpaid principal amount and accrued interest on the Promissory Notes was due and payable upon the earlier of demand and December 31, 2023, which was subsequently extended to September 30, 2024.

Concurrent with the closing of the Business Combination, the Related Party Notes were converted into shares of common stock at a price of $5.00 per share, which shares were not considered shares of Private Veea and were in addition to the shares of common stock issued to holders of shares of Private Veea. Thus, there was no interest expense recorded for the three months ended March 31, 2025, for the Related Party Notes.

Through the date hereof, 2025, NLabs has made loans to the Company in the aggregate principal amount of $50,000 pursuant to certain promissory notes. Interest on the 2025 Related Party Notes accrue at a rate of 10% per annum, calculated on the basis of a 365-day year. Principal and accrued interest is payable upon the earlier of on demand and March 31, 2026. Through the Record Date, NLabs has made $30,000 advances to the Company.

Private Veea Common Stock Warrants

In consideration for the guarantee by the Company’s CEO (then CEO of Private Veea) of Private Veea’s obligations under the certain revolving loan agreement and a previously outstanding loan agreement with First Republic Bank, which was subsequently acquired by JPMorgan Chase, Private Veea issued warrants to purchase an aggregate of 2,430,000 shares of Private Veea’s common stock (the “Loan Guarantee Warrants”). The exercise price of the warrants is $0.01 per share. The warrants are exercisable for a period of seven years. The warrants were equity classified and had a fair value of $2,189,014 on the date of grant which is recognized as deferred cost and amortized to interest expense over the life of the loan agreements.

In December 2021, Private Veea issued warrants to purchase 630,000 shares of common stock in connection with the Bridge Notes issued to NLabs (the “Tranche 1 Bridge Note Warrants”). The exercise price of the warrants is $0.01 per share. The warrants are exercisable for a period of seven years. The warrants were equity classified and had a relative fair value of $499,416 on the date of grant which was recognized as original issue discount on the Bridge Notes in the year ended December 31, 2021.

In 2024, Private Veea issued warrants to purchase 320,000 shares of common stock in connection with the Bridge Notes issued to NLabs (the “Tranche 2 Bridge Note Warrants” and collectively with the Loan Guarantee Warrants and the Tranche 1 Bridge Note Warrants, the “Related Party Private Veea Common Stock Warrants”). The exercise price of the warrants is $0.01 per share. The warrants are exercisable for a period of seven years. The warrants were equity classified and had a fair value of approximately $253,816 on the date of grant which was recognized as original issue discount on the Bridge Notes in the year ended December 31, 2024.

At the Closing of the Business Combination, the Related Party Private Veea Common Stock Warrants were exercised in whole, on a net basis, for 3,880,000 shares of common stock of Private Veea at a conversion price of $0.01 per share for an aggregate purchase price of $38,800, and a total of 21,798 shares of common stock were surrendered in payment of the purchase price.

Note Conversion Agreements

On September 13, 2024, in connection with the consummation of the Business Combination, Private Veea, Plum Acquisition Corp. I, the predecessor of the Company (“Plum”) and the holders of certain notes (the “Private Veea Noteholders”) issued by Private Veea entered into Note Conversion Agreements, pursuant to which each Private Veea Noteholder agreed that principal and accrued interest under such notes shall convert into common stock at the Closing of the Business Combination at a per share value of $5.00, and that such shares shall be subject to a five-month lock-up period. At the Closing of the Business Combination, the notes having an aggregate of $15,739,846 in principal and accrued interest were converted into 3,147,970 shares of common stock.

Certain Relationships and Related Person Transactions of Plum

SPAC Private Placement Warrants

Simultaneously with the closing of the Plum IPO, the Plum Sponsor purchased an aggregate of 6,256,218 warrants (the “SPAC Private Placement Warrants”) at a price of $11.50 per SPAC Private Placement Warrant in a private placement. No underwriting discounts or commissions were paid with respect to sale of the SPAC Private Placement Warrants. The issuance of the SPAC Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Certain Relationships and Related Person Transactions of the Company

The board of directors of the Company has adopted a written related-party transactions policy that conforms with the requirements for issuers having securities listed on Nasdaq. Under the policy, the Company’s audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, the Company’s nominating and governance committee will serve as the approval authority for such transaction. The Company’s legal department is responsible for compiling and maintaining a master list of related parties, disseminate the master list to function and department leaders, the Chief Financial Officer and individuals responsible for accounts payable and accounts receivable, and contracting personnel in the legal department. Any transaction that the Company intends to undertake with a related party will be submitted to the compliance officer for determination of what approvals are required under the related-party transactions policy, and the compliance officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. If the compliance officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2025 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposals to the principal executive offices of the Company at 164 E. 83rd Street, New York, NY 10028, Attention: Secretary, not later than 5:00 p.m. Eastern Time on            , 2025.

Stockholders intending to present a proposal at our Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the Annual Meeting no earlier than 5:00 p.m. Eastern Time on         , 2025 and no later than the 5:00 p.m. Eastern Time on        , 2025, if the Annual Meeting is not more than 30 days in advance of or not later than 60 days after         , 2025. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2024 Annual Report by contacting Continental Stock Transfer & Trust Company. The transfer agent and registrar’s address is 1 State Street 30th Floor, New York, NY 10004-1571.

2024 ANNUAL REPORT

Our 2024 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2024 Annual Report at https://www.sec.gov/.

Our 2024 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2024 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Veea Inc., 164 E. 83rd Street, New York, NY 10028.

ANNEX A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

VEEA INC.

A DELAWARE CORPORATION PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW OF THE
STATE OF DELAWARE

Veea Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

First: That the name of this Corporation is Veea Inc.

Second: That the Amended and Restated Certificate of Incorporation of the Corporation was originally filed with the Delaware Secretary of State on September 12, 2024 (the “Certificate of Incorporation”).

Third: That, upon the Effective Time (as hereinafter defined) of this Certificate of Amendment (the “Split Effective Time”) each share of the common stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each        shares of issued common stock immediately prior to the Split Effective Time is reclassified into one share of common stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of common stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of common stock upon the surrender of such stockholders’ old stock certificate. No stockholders will receive cash in lieu of fractional shares.

Fourth: That, the amendment to the Certificate of Incorporation of the Corporation herein was duly adopted by the Corporation’s Board of Directors at a Special Meeting of the Board of Directors held on              ,              , and by the stockholders at a meeting of stockholders at which the necessary number of shares were voted in favor of the proposed amendment.

Fifth: That the amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Sixth: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective as of _______, _______at 4:30 p.m. Eastern Time (the “Effective Time”).

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this day of _______, _______.

VEEA INC.

By:
Name:
Title:

A-2

ANNEX B

AMENDMENT NO. 1

TO THE

2024 EQUITY INCENTIVE PLAN OF

VEEA INC.

This Amendment No. 1 (this “Amendment”) to the Veea Inc.’s 2024 Equity Incentive Plan (the “Plan”), is adopted by the Board of Directors (the “Board”) of Veea Inc., a Delaware corporation (the “Company”), effective as of ____, ____ (the “Amendment Effective Date”), subject to the approval of the Company’s stockholders. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A.	The Company currently maintains the Plan.

B.	Pursuant to Section 18(a) of the Plan, the Board may amend, alter, suspend, or terminate the Plan at any time.

C.	The Board believes that it is in the best interests of the Company and its stockholders to amend the Plan, subject to stockholder approval, to increase the Plan Share Limit as set forth herein.

AMENDMENT

Subject to the approval of the Company’s stockholders, effective as of the Amendment Effective Date, Section 4(a) of the Plan is hereby amended in its entirety to read as follows:

“Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 9,546,421 Shares.”

Subject to the approval of the Company’s stockholders, this Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Plan.

Except as specifically set forth in this Amendment, there are no other amendments to the Plan, and the Plan shall remain in full force and effect.

B-1

SCAN TO VIEW MATERIALS & VOTE VEEA INC. 164 EAST 83RD STREET NEW YORK, NY 10028 VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on December 29 , 2025 . Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/[ ] You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE – [ ] Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time on December 29 , 2025 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ ] KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . VEEA INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS NOS. TWO, THREE, FOUR, FIVE AND SIX. 1. To elect each of the two nominees listed below as Class I directors to hold office until the 2028 annual meeting of stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Nominees: 1) Gary Cohen 2) Michael Salmasi 2. To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our outstanding shares of common stock, par value $ 0 . 0001 per share, if deemed necessary by our Board of Directors (“Board”), by a ratio of to be determined by the Board ranging from not less than one - for - two ( 1 : 2 ) and not more than one - for - twenty ( 1 : 20 ), with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion and without further stockholder approval . 3. To approve an amendment to Sections 4 (a) of our 2024 Equity Incentive Plan (the “ 2024 Plan”) to (i) increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 5 , 546 , 521 shares of common stock to 9 , 546 , 421 shares of common stock and (ii) increase the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2024 Plan from 5 , 546 , 521 shares of common stock to 9 , 546 , 421 shares of common stock . 4. To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2024. 5. To approve, on an advisory basis, of the executive compensation of our named executive officers as described in the proxy statement. 6. To approve, on an advisory basis, of the frequency of future advisory votes on executive compensation. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date ⮆⮦ Abstain Against For O O O O O O O O O O O O O O For Withhold For All All All Except O O O

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10 - K are available at www.proxyvote.com. [ ]

The undersigned stockholder(s) of VEEA INC. hereby appoint(s) Allen Salmasi, as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VEEA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/[   ] at 10:00 AM ET on December 30, 2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

Annual Meeting of Stockholders to be held on December 30, 2025 10:00 AM ET. This proxy is solicited on behalf of the Board of Directors Continued and to be signed on reverse side